UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2016

DICK'S SPORTING GOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT	3
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3
ITEM 8.01. OTHER EVENTS	3
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	4
SIGNATURE	5

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 16, 2016, the Board of Directors of Dick’s Sporting Goods, Inc. (the “Company”) approved a form and execution of an indemnification agreement with each director (each, an “Indemnitee”).

The indemnification agreements clarifies and supplements the indemnification obligations of the Company to each Indemnitee already included in the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws and the Indemnitee’s rights under Delaware law. Under the terms of the indemnification agreements, subject to certain exceptions specified therein, the Company will indemnify each Indemnitee to the fullest extent permitted by Delaware law in the event the Indemnitee becomes a party to or a participant in certain claims, investigations and/or other proceedings as a result of the Indemnitee’s services as a director (or for service in such other positions at the request of the Company), including with respect to enforcement of the Indemnitee’s rights under the agreement. The Company also will, subject to certain exceptions and conditions, including as required by Delaware law, advance to each Indemnitee specified expenses incurred in connection with such claims, investigations and/or other proceedings. The obligations of the Company under the indemnification agreements continue after each Indemnitee has ceased to serve as a director (or such other service at the request of the Company).

The foregoing description does not purport to summarize all of the provisions of the indemnification agreement and is qualified in its entirety by reference to the form of indemnification agreement filed with this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 15, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved discretionary cash bonuses for Teri List-Stoll, EVP- Chief Financial Officer, Lee J. Belitsky, EVP – Product Development and Planning, Allocations and Replenishment, Michele B. Willoughby, EVP – eCommerce and Supply Chain and Deborah M. Victorelli, SVP – Human Resources of $115,000, $150,000, $160,000 and $71,000, respectively. Each of them must reimburse the Company for a pro-rata portion of the award if he or she voluntarily terminates his or her employment or if the Company terminates his or her employment for cause, in case prior to March 15, 2018. The Committee determined to pay these bonuses to recognize their significant contributions to the Company during fiscal 2015, including achievement of critical milestones in the Company’s project to develop its own e-commerce platform, as well as provide a retention award to promote consistent leadership necessary for the achievement of the Company’s strategic goals. Edward Stack, Chairman & CEO, and André Hawaux, EVP- Chief Operating Officer elected not to receive a bonus.

ITEM 8.01.	OTHER EVENTS

On March 16, 2016, the Board of Directors of the Company authorized a share repurchase program of up to $1 billion of the Company’s common stock over the next five years. Repurchases may be made from time-to-time via open market purchases, privately negotiated transactions, accelerated stock repurchases, pre-planned trading programs or other means. The Company may suspend or discontinue this repurchase program at any time.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description

10.1	Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: March 21, 2016	By:	/s/ TERI L. LIST-STOLL
	Name:	Teri L. List-Stoll
	Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement